UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2009

PROSPECT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33824	26-508760
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9130 Galleria Court, Suite 318, Naples, Florida		34109
(Address of Principal Executive Offices)		(Zip Code)

(239) 254-4481

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Prospect Acquisition Corp., a Delaware corporation (“Prospect”) and Kennedy-Wilson, Inc., a Delaware corporation (“Kennedy-Wilson”) issued a joint press release on September 9, 2009, a copy of which was filed as Exhibit 99.1 to the Current Report on Form 8-K filed September 9, 2009, in which they announced that the management teams of Prospect and Kennedy-Wilson will hold a joint conference call on September 14, 2009 to discuss the definitive merger agreement entered into by Prospect, KW Merger Sub Corp., a newly formed, wholly-owned subsidiary of Prospect (“Merger Sub”) and Kennedy-Wilson, dated September 8, 2009 (the “Merger Agreement”).

On September 14, 2009, Prospect and Kennedy-Wilson held an investor conference call and webcast to discuss the Merger Agreement and information provided in the investor presentation filed as Exhibit 99.1 to the Current Report on Form 8-K filed on September 11, 2009.  Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the transcript of that call.  For those who were not able to listen to the live broadcast, a telephone replay of the call will be available from September 14, 2009 at 6:00 p.m. Eastern Time through September 16, 2009 at 11:59 p.m. Eastern Time.  To listen to the replay, dial (800) 642-1687 (in the U.S.) and (706) 645-9291 (for international), participant code 29701767.

The information attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01 Other Events

As noted above, Prospect and Kennedy-Wilson held a joint conference call on September 14, 2009. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this report. A copy of the investor presentation used on the joint conference call was filed as Exhibit 99.1 to the Current Report on Form 8-K filed on September 11, 2009.  For those who were not able to listen to the live broadcast, a telephone replay of the call will be available from September 14, 2009 at 6:00 p.m. Eastern Time through September 16, 2009 at 11:59 p.m. Eastern Time.  To listen to the replay, dial (800) 642-1687 (in the U.S.) and (706) 645-9291 (for international), participant code 29701767.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits:

	99.1	Transcript of Investor Conference Call webcast on September 14, 2009

Where to Find Additional Information

Prospect intends to file with the Securities and Exchange Commission (“SEC”) a registration statement, which will contain a prospectus relating to the securities Prospect intends to issue in the proposed Merger, and a preliminary proxy statement in connection with the proposed Merger and to mail a definitive proxy statement and other relevant documents to Prospect stockholders and warrant holders. Stockholders and warrant holders of Prospect and other interested persons are advised to read, when available, Prospect’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Prospect’s solicitation of proxies for the special meeting to be held to approve the Merger because these proxy statements will contain important information about Kennedy Wilson, Prospect and the proposed Merger.  The definitive proxy statement will be mailed to stockholders and warrant holders as of a record date to be established for voting on the Merger. Stockholders and warrant holders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, FL 34109, telephone (239) 254-4481.

Prospect and its directors and officers may be deemed participants in the solicitation of proxies from Prospect’s stockholders and warrant holders. A list of the names of those directors and officers and descriptions of their interests in Prospect is contained in Prospect’s prospectus dated November 14, 2007, which is filed with the SEC, and will also be contained in Prospect’s proxy statement when it becomes available. Prospect’s stockholders and warrant holders may obtain additional information about the interests of its directors and officers in the Merger by reading Prospect’s proxy statement when it becomes available.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed Merger between Prospect and Kennedy-Wilson and any other statements relating to future results, strategy and plans of Kennedy-Wilson and Prospect (including certain projections and business trends, and statements which may be identified by the use of the words “may”, “intend”, “expect”, “should” and like words) constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those projected as a result of certain risks and uncertainties.  For Kennedy-Wilson, these risks and uncertainties include, but are not limited to its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel.  For Prospect, factors include, but are not limited to: the successful combination of Prospect with Kennedy-Wilson’s business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Prospect’s performance to differ materially is included in Prospect’s periodic reports filed with the SEC, including but not limited to Prospect’s Form 10-K for the year ended December 31, 2008 and subsequent Forms 10-Q.  Copies may be obtained by contacting Prospect or the SEC.  Prospect cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  These forward-looking statements are made only as of the date hereof, and Prospect undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2009	PROSPECT ACQUISITION CORP.

	By:	/s/ David Minella
Name: David Minella
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of Investor Conference Call webcast on September 14, 2009